April 30, 2001

Report to Fellow Shareholders:

Continued fears of an economic slow-down, missed corporate earnings estimates and rate cuts by the Federal Reserve Board contributed to a tumultuous market for the six-months ended March 31, 2001. During this period, Nicholas II, Inc. (the "Fund") declined 16.56% compared to declines of 12.97% in the Russell 2000 Index, 18.75% in the S&P 500 Index and 49.90% in the NASDAQ Composite Index.

Returns for Nicholas II, Inc. and selected indices are provided in the chart below for the periods ended March 31, 2001.

                                                                          Average Annual Total Return*

                                                        6 Months        1 Year       5 Years    10 Years     15Years
Nicholas II, Inc. (Distributions Reinvested)            (16.56)%        (14.17)%     6.49%      10.36%       10.54%
Russell 2000 Index (Dividends Reinvested)               (12.97)%        (15.33)%     7.76%      11.81%        9.51%
Standard & Poor's 500 Index (Dividends Reinvested)      (18.75)%        (21.67)%     14.18%     14.41%       14.03%
Ending value of $10,000 invested in Nicholas II, Inc.
(Distributions Reinvested)                              $8,344          $8,583       $13,697    $26,792     $44,935




Although the Fund had a negative six-month return, we are pleased to report the return for the one-month period ended April 30, 2001 was 12.38%.

At March 31, 2001 the Fund was positioned as follows: consumer cyclicals and staples (25.24%), financials (12.14%), healthcare (23.39%), technology (24.20%), various other industries (10.94%) and other assets, net of liabilities of 4.09%. We believe the current portfolio mix is poised to take advantage of current market conditions.

As discussed in previous letters the market of 1999 was geared toward high-risk speculative investments. IPOs and internet-related stocks were high-flying and provided spectacular but not sustainable returns. In 2000 and into the first quarter of 2001, a shift occurred to a more value-oriented market as investors looked for stocks at more reasonable prices. This included stocks in sectors such as energy, utilities and healthcare whose prices had been pummeled so low in the previous years that they were a "cheap buy" in 2000. This shift is apparent when we look at the returns of the components of the Russell 2000
Index: the Russell 2000 Growth Index (the "Growth Index") and the Russell 2000 Value Index (the "Value Index"). For the year ended December 31, 1999 the Growth Index had a return of 43.09%, whereas the Value Index returned (1.48)%. The fortunes reversed for the year ended December 31, 2000. The Growth Index returned (22.43)% while the Value Index posted a 22.81% return. This disparity continued into the first quarter of 2001 when the Growth Index had a return of (15.21)% compared to the Value Index's of 0.97%.

Looking to the future, it is our opinion that the markets will be more rational, unlike 1999 when only true speculations performed well, and 2000, when deep value had its recovery. We believe this shift in the market is a favorable bellwether for our investment style and we welcome the change as the past two years have negatively affected our long-term performance record.
We think our fundamental investing style of steady growth at reasonable prices will be the winning approach going forward. We believe consistently applying this approach offers the best outlook for the Fund's long-term results.

Thank you for your continued support.

	Sincerely,

	/ s / David Nicholas
 	David O. Nicholas
 	Portfolio Manager

*	Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost.


Financial Highlights
(For a share outstanding throughout each period)
-----------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                           Six Months
                                             Ended
                                            March 31,                 Year ended September 30,
                                              2001       --------------------------------------------------------
                                           (unaudited)       2000       1999       1998       1997       1996
                                           -----------      ------     ------     ------     ------     ------

NET ASSET VALUE, BEGINNING OF PERIOD         $36.58         $31.83     $34.78     $40.65     $33.34     $30.07

  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .................       .01            .01        .01        .13        .08        .10
  Net gain (loss) on securities
     (realized and unrealized)...........    $(4.97)          5.22       1.18       (.69)     10.47       5.84
                                             ------         ------     ------     ------     ------     ------
   Total from investment operations......    $(4.96)          5.23       1.19       (.56)     10.55       5.94
                                             ------         ------     ------     ------     ------     ------
  LESS DISTRIBUTIONS:
  From net investment income.............        --           (.01)      (.13)      (.08)      (.08)      (.18)
  From net capital gain..................    (13.12)          (.47)     (4.01)     (5.23)     (3.16)     (2.49)
                                             ------         ------     ------     ------     ------     ------
     Total distributions.................    (13.12)          (.48)     (4.14)     (5.31)     (3.24)     (2.67)
                                             ------         ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD...........    $18.50         $36.58     $31.83     $34.78     $40.65     $33.34
                                             ------         ------     ------     ------     ------     ------
                                             ------         ------     ------     ------     ------     ------

TOTAL RETURN.............................   (16.56)%**      16.49%     2.50%      (1.66)%    34.94%     21.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions).....    $574.4         $775.4     $874.1     $960.0     $994.4     $774.8
Ratio of expenses to average net assets..      .62%*          .62%       .61%       .59%       .61%       .62%
Ratio of net investment income
  to average net assets..................      .04%*          .02%       .03%       .33%       .23%       .29%
Portfolio turnover rate..................    52.07%*        65.46%     21.03%     20.47%     30.21%     24.47%

  *Annualized.
 **Not annualized.

            The accompanying notes to financial statements are an integral part of these statements.


-------------------------------------------------------------------------------
Top Ten Portfolio Holdings
March 31, 2001 (unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                             Percentage
Name                                                        of Net Assets
----                                                      ----------------
USA Networks, Inc.........................................      3.56%
Renal Care Group, Inc.....................................      3.48%
Clear Channel Communications, Inc.........................      2.87%
Nationwide Financial Services, Inc........................      2.74%
International Speedway Corporaton - Class A...............      2.70%
National Commerce Bancorporation..........................      2.61%
Marshall & Ilsley Corporation.............................      2.49%
Apogent Technologies Inc..................................      2.31%
General Motors Corporation - Class H......................      2.28%
Fifth Third Bancorp.......................................      2.19%
                                                              -------
Total of top ten .........................................     27.23%
                                                              -------
                                                              -------



Schedule of Investments
March 31, 2001 (unaudited)
---------------------------------------------------------------------------
---------------------------------------------------------------------------

 Shares or                                                     Quoted
 Principal                                                     Market
  Amount                                                        Value
-----------                                                    -------
COMMON STOCKS - 95.91%
             Capital Goods - 2.50%
   340,900   Artesyn Technologies, Inc. *                    $  3,685,981
   535,000   Vishay Intertechnology, Inc. *                    10,646,500
                                                             ------------
                                                               14,332,481
                                                             ------------
             Communication Services - 6.95%
   225,000   American Tower Corporation - Class A *             4,162,500
   280,000   Crown Castle International Corp. *                 4,147,500
   648,000   FLAG Telecom Holdings Limited *                    3,483,000
 1,309,600   Global TeleSystems, Inc. *                           995,296
   525,000   McLeodUSA Incorporated *                           4,560,937
   162,590   Qwest Communications International Inc. *          5,698,780
   320,000   Sprint Corporation (FON Group)                     7,036,800
   185,000   Western Wireless Corporation *                     7,515,625
   335,000   XO Communications, Inc. *                          2,345,000
                                                             ------------
                                                               39,945,438
                                                             ------------

             Consumer Cyclicals - Products - 0.43%
    65,600   Harley-Davidson, Inc.                              2,489,520
                                                             -------------
             Consumer Cyclicals - Retail - 4.48%
   285,000   CDW Computer Centers, Inc. *                       8,835,000
    70,600   Kohl's Corporation *                               4,355,314
   630,000   O'Reilly Automotive, Inc. *                       12,560,625
                                                             ------------
                                                               25,750,939
                                                             ------------
             Consumer Cyclicals - Services - 5.06%
   349,953   ChoicePoint Inc. *                                11,828,411
   177,500   Cintas Corporation                                 6,997,050
    69,500   Fastenal Company                                   3,787,750
   290,000   Robert Half International Inc. *                   6,481,500
                                                             ------------
                                                               29,094,711
                                                             ------------
             Consumer Staples - Drug, Retail
              Food & Beverage - 2.44%
   104,948   CVS Corporation                                    6,138,409
   310,000   Outback Steakhouse, Inc. *                         7,892,600
                                                             ------------
                                                               14,031,009
                                                             ------------
             Consumer Staples -
              Media & Entertainment - 12.83%
   302,865   Clear Channel Communications, Inc. *              16,490,999
   672,500   General Motors Corporation - Class H *            13,113,750
   418,926   International Speedway Corporation - Class A      15,526,445
   220,000   Lamar Advertising Company *                        8,085,000
   855,000   USA Networks, Inc. *                              20,466,563
                                                             ------------
                                                               73,682,757
                                                             ------------
             Financial - Banks &
              Diversified Financials - 7.30%
   235,545   Fifth Third Bancorp                               12,586,936
   270,900   Marshall & Ilsley Corporation                     14,306,229
   605,000   National Commerce Bancorporation                  15,011,562
                                                             ------------
                                                               41,904,727
                                                             ------------
             Financial - Insurance - 4.84%
   413,800   Nationwide Financial Services, Inc.               15,716,124
   395,000   Protective Life Corporation                       12,114,650
                                                             ------------
                                                               27,830,774
                                                             ------------
             Health Care - Products - 14.30%
   186,500   ALZA Corportation *                                7,553,250
   656,300   Apogent Technologies Inc. *                       13,283,512
   310,000   BioChem Pharma Inc. *                              9,435,625
   130,000   Biogen, Inc. *                                     8,230,625
   162,500   Biomet, Inc.                                       6,400,972
   400,000   Boston Scientific Corporation *                    8,072,000
    90,000   Forest Laboratories, Inc. *                        5,331,600
   215,500   Guidant Corporation *                              9,695,345
   179,000   MedImmune, Inc. *                                  6,421,625
   265,000   MiniMed Inc. *                                     7,701,563
                                                             ------------
                                                               82,126,117
                                                             ------------
             Health Care - Services - 9.09%
    42,168   Cardinal Health, Inc.                              4,079,754
   695,183   Health Management Associates, Inc. - Class A *    10,810,096
   450,000   IMS Health Incorporated                           11,205,000
   198,800   Patterson Dental Company *                         6,113,100
   745,000   Renal Care Group, Inc. *                          19,980,900
                                                             ------------
                                                               52,188,850
                                                             ------------
             Technology - Communication
              Equipment - 8.50%
 1,110,000   ADC Telecommunications, Inc. *                     9,435,000
   510,000   Andrew Corporation *                               7,331,250
    95,000   Brocade Communications Systems, Inc. *             1,984,550
   420,000   Harris Corporation                                10,395,000
   200,000   Scientific-Atlanta, Inc.                           8,318,000
   180,000   Tekelec *                                          3,240,000
   200,000   Tellabs, Inc. *                                    8,137,500
                                                             ------------
                                                               48,841,300
                                                             ------------
             Technology - Hardware - 5.12%
    97,500   Brooks Automation, Inc. *                          3,875,625
   287,500   Microchip Technology Incorporated *                7,277,344
   661,400   Plantronics, Inc. *                               11,753,078
   170,000   Zebra Technologies Corporation - Class A *         6,481,250
                                                             ------------
                                                               29,387,297
                                                             ------------
             Technology - Services - 6.64%
   204,000   Concord EFS, Inc. *                                8,249,250
   318,000   DiamondCluster International, Inc. *               2,762,625
   260,625   Fiserv, Inc. *                                    11,658,903
   645,000   Keane, Inc. *                                      8,385,000
   142,500   Paychex, Inc.                                      5,281,406
   620,000   Proxicom, Inc. *                                   1,821,250
                                                             ------------
                                                               38,158,434
                                                             ------------
             Technology - Software - 3.94%
   200,000   BEA Systems, Inc. *                                5,875,000
   165,000   Business Objects S.A. *                            5,094,375
    60,000   Internet Security Systems, Inc. *                  1,641,564
    95,000   Mercury Interactive Corporation *                  3,978,125
   340,000   Rational Software Corporation *                    6,035,000
                                                             ------------
                                                               22,624,064
                                                             ------------
             Transportation - 1.49%
   170,000   Expeditors International of Washington, Inc.       8,574,375
                                                             ------------
                TOTAL COMMON STOCKS
                 (COST: $518,107,194)                         550,962,793
                                                             ------------
                                                             ------------

SHORT-TERM INVESTMENTS - 3.51%
             Commercial Paper - 2.35%
$3,500,000   Heller Financial, Inc.
              5.65%, due April 4, 2001                        $ 3,500,000
 1,750,000   Wausau-Mosinee Paper Corporation
              5.25%, due April 5, 2001                          1,749,234
 1,000,000   Fiserv, Inc.
              5.30%, due April 10, 2001                           998,822
 3,000,000   A.O. Smith Corporation
              5.35%, due April 12, 2001                         2,995,542
 3,000,000   Banta Corporation
              5.25%, due April 16, 2001                         2,993,875
 1,250,000   Sensient Technologies Corporation
              5.30%, due April 18, 2001                         1,247,055

                                                              -----------
                                                              $13,484,528
                                                              -----------

Variable Rate Demand Note - 1.16%
6,682,847   Firstar Bank U.S.A., N.A.
             4.73%, due April 2, 2001                           6,682,847
                                                              -----------


                TOTAL SHORT-TERM INVESTMENTS
                 (cost $20,145,282)                            20,167,375
                                                              -----------
                TOTAL INVESTMENTS
                 (cost $538,252,476) - 99.42%                 571,130,168
                                                              -----------
            OTHER ASSETS,
             NET OF LIABILITIES - 0.58%                         3,300,679
                                                              -----------
               TOTAL NET ASSETS
                (Basis of percentages
                disclosed above) - 100%                      $574,430,847
                                                             ------------
                                                             ------------


 * Nondividend paying security.

The accompanying notes to financial statements are an integral part of this schedule.

Historical Record (unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                               Net Investment                        Dollar         Growth of
                                  Net             Income       Capital Gain         Weighted        an Initial
                               Asset Value     Distributions   Distributions     Price/Earnings      $10,000
                                Per Share        Per Share       Per Share          Ratio**        Investment***
                               -----------     --------------  -------------     --------------     ----------
October 17, 1983*               $10.00            $  ---           $ ---             ---              $10,000
September 30, 1986...........    16.90             0.1630          0.0610            15.0 times        17,581
September 30, 1987...........    21.01             0.4200          0.5130            20.9              23,108
September 30, 1988...........    18.58             0.3380          1.3030            15.0              22,766
September 30, 1989...........    21.76             0.3350          0.0800            17.1              27,291
September 30, 1990...........    17.39             0.3124          0.6686            14.8              22,888
September 30, 1991...........    23.87             0.3422          0.1434            17.8              32,250
September 30, 1992...........    24.53             0.2447          0.4042            17.3              34,052
September 30, 1993...........    26.94             0.2350          0.8000            18.1              38,885
September 30, 1994...........    26.71             0.2000          1.4700            18.5              41,020
September 30, 1995...........    30.07             0.2056          1.8944            20.8              50,205
September 30, 1996...........    33.34             0.1750          2.4979            28.9              60,922
September 30, 1997...........    40.65             0.0779          3.1621            31.4              82,206
September 30, 1998...........    34.78             0.0810          5.2282            28.6              80,845
September 30, 1999...........    31.83             0.1337          4.0049            29.0              82,864
September 30, 2000...........    36.58             0.0100          0.4701            35.1              96,527
March 31, 2001...............    18.50               ---          13.1200(a)         26.3              80,541

  *Date of Initial Public Offering.                             (a) Paid December 21, 2000 to shareholders of
 **Based on latest 12 months accomplished earnings.                 record December 20, 2000.
***Assuming reinvestment of all distributions.

  Range in quarter end price/earnings ratios
        High                            Low
------------------------      ------------------------
September 30, 2000  35.1      September 30, 1985  11.7


Statement of Assets and Liabilities
March 31, 2001 (unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


ASSETS:
     Investments in securities at market value (cost $538,252,476)(Note 1 (a))..................   $571,130,168
                                                                                                 --------------
     Receivables --
          Investment securities sold ...........................................................      7,237,938
          Dividend and interest ................................................................        211,385
                                                                                                 --------------
               Total receivables ...............................................................      7,449,323
                                                                                                 --------------
               Total assets ....................................................................    578,579,491
                                                                                                 --------------

LIABILITIES:
     Payables --
          Investment securities purchased ......................................................      3,688,086
          Management fee (Note 2) ..............................................................        281,063
          Other payables and accrued expenses ..................................................        179,495
                                                                                                 --------------
                     Total liabilities .........................................................      4,148,644
                                                                                                 --------------
                     Total net assets ..........................................................   $574,430,847
                                                                                                 --------------
                                                                                                 --------------

NET ASSETS CONSIST OF:
     Fund shares issued and outstanding ........................................................   $480,516,243
     Net unrealized appreciation on investments (Note 3) .......................................     32,855,599
     Accumulated undistributed net realized gain on investments ................................     60,911,200
     Accumulated undistributed net investment income............................................        147,805
                                                                                                 --------------
                                                                                                   $574,430,847
                                                                                                 --------------
                                                                                                 --------------

NET ASSET VALUE PER SHARE ($.01 par value, 200,000,000 shares authorized), offering price and redemption price  ($574,430,847 ./. 31,048,621 shares
     outstanding) ..............................................................................         $18.50
                                                                                                         ------
                                                                                                         ------

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended March 31, 2001 (unaudited)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


INCOME:
    Interest..................................................    $  1,409,254
    Dividends.................................................         891,090
                                                                  ------------
                                                                     2,300,344
                                                                  ------------

EXPENSES:
    Management fee (Note 2) ..................................       1,813,906
    Transfer agent fees ......................................         203,288
    Postage and mailing.......................................          31,573
    Registration fees.........................................          26,339
    Custodian fees............................................          17,286
    Printing .................................................          16,967
    Legal fees ...............................................          13,285
    Audit and tax consulting fees.............................          11,500
    Directors' fees ..........................................           6,250
    Insurance ................................................           3,926
    Telephone ................................................           3,671
    Other operating expenses..................................           4,548
                                                                  ------------
                                                                     2,152,539
                                                                  ------------
          Net investment income...............................         147,805
                                                                  ------------


NET REALIZED GAIN ON INVESTMENTS .............................      76,595,998

NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS .......    (195,625,874)
                                                                  ------------
          Net realized and unrealized loss on investments ....    (119,029,876)
                                                                  ------------
          Net decrease in net assets resulting from operations   $(118,882,071)
                                                                  ------------
                                                                  ------------


           The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended March 31, 2001 (unaudited)
and the year ended September 30, 2000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                         Six Months
                                                                       Ended 03/31/2001           2000
                                                                       ---------------        ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income ............................................ $      147,805         $    186,108
    Net realized gain on investments .................................     76,595,998          252,475,919
    Net decrease in unrealized appreciation on investments............   (195,625,874)        (121,859,465)
                                                                       --------------         ------------
             Net increase (decrease) in net assets
               resulting from operations..............................   (118,882,071)         130,802,562
                                                                       --------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS:
    Distribution from net investment income ..........................        --                  (259,783)
    Distribution from net realized gain on investments ...............   (268,085,020)         (12,212,372)
                                                                       --------------         ------------
            Total distributions.......................................   (268,085,020)         (12,472,155)
                                                                       --------------         ------------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued (1,457,329 and 3,663,634
      shares, respectively) ..........................................     45,642,171          127,210,015
    Reinvestment of distributions
      12,234,527 and 329,925 shares, respectively) ...................    247,015,108           11,623,249
    Cost of shares redeemed (3,839,577 and 10,260,168 shares,
      respectively) ..................................................   (106,615,217)        (355,953,084)
                                                                       --------------         ------------
             Increase (decrease) in net assets derived from capital
               share transactions ....................................    186,042,062         (217,119,820)
                                                                       --------------         ------------
             Total decrease in net assets ............................   (200,925,029)         (98,789,413)
                                                                       --------------         ------------

NET ASSETS:
   Beginning of period ...............................................    775,355,876          874,145,289
                                                                       --------------         ------------
   End of period .....................................................   $574,430,847         $775,355,876
                                                                       --------------        -------------
                                                                       --------------        -------------

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
March 31, 2001 (unaudited)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

(1) Summary of Significant Accounting Policies --
    Nicholas II, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth in which income is a secondary consideration. To achieve its objective, the Fund invests in a diversified list of common stocks having growth potential. The following is a summary of the significant accounting policies of the Fund.

    (a) Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price. Most debt securities, excluding short-term investments, are valued at current evaluated bid price. Variable rate demand notes are valued at cost which approximates market value. U.S. Treasury Bills and commercial paper are stated at market value with the resultant difference between market value and original purchase price being recorded as interest income. Investment transactions are generally recorded no later than the first business day after the trade date. Cost amounts, as reported on the schedule of investments and the statement of assets and liabilities, are the same for federal income tax purposes.

    (b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

    (c) Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

    (d) The amount of dividends and distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these book and tax differences are permanent in nature, such amounts are reclassified among fund shares issued and outstanding, accumulated undistributed net realized gain on investments and accumulated undistributed net investment income.

    (e) Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at fair market value on date of distribution.

    (f) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

    (g) The revised AICPA Audit and Accounting Guide for Investment Companies is effective for fiscal years beginning after December 15, 2000. While adoption of this revised guide will impact the presentation of the financial statements, management does not expect it to have a material impact on the operations of the Fund.

(2) Investment Adviser and Management Agreement --
    The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser based on .75 of 1% on an annual basis of the average net asset value up to and including $50 million, .60 of 1% on an annual basis of the average net asset value over $50 million up to and including $100 million and .50 of 1% on an annual basis of the average net asset value in excess of $100 million. Also, the investment adviser may be reimbursed for clerical and administrative services rendered by its personnel. This advisory agreement is subject to an annual review by the Directors of the Fund.

(3) Net Unrealized Appreciation --
    Aggregate gross unrealized appreciation (depreciation) as of March 31, 2001, based on investment cost for federal tax purposes is as follows:

       Aggregate gross unrealized appreciation on investments.. $161,644,903 Aggregate gross unrealized depreciation on investments.. (128,789,304)
                                                                ------------
           Net unrealized appreciation ........................ $ 32,855,599
                                                                ------------
                                                                ------------

(4) Investment Transactions --
    For the period ended March 31, 2001, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $172,658,215 and $240,948,749, respectively.


AUTOMATIC INVESTMENT PLAN - AN UPDATE (unaudited)
-------------------------------------------------
The Nicholas Family of Funds' Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve. Please note that past performance is no guarantee of future results.
Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods (5 years or more) so that investments are made through several market cycles. The table will be updated and appear in future financial reports issued by the Nicholas Family of Funds.


                                                                                                     Nicholas II
                                                                                               ---------------------

$1,000 initial investment on .............................................................     10/17/83*    3/31/91
Number of years of investing $100 each month following the date of initial investment.....         17.5          10
Total cash invested ......................................................................      $22,000     $13,000
Total dividends and capital gains distributions reinvested ...............................      $62,193     $16,760
Total full shares owned at 3/31/01 .......................................................        3,642       1,140
Total market value at 3/31/01 ............................................................      $67,382     $21,091

The results above assume purchase on the last day of the month.  The Nicholas
Automatic Investment Plan actually invests on the 20th of each month (or on the alternate date specified by the investor). Total market value includes reinvestment of all distributions.


*Date of initial public offering.
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Nicholas Family of Funds
Services Offered
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IRA
  Traditional      Simple       Educational
  Roth             SEP

Self-employed Master Retirement Plan
  Profit Sharing   Money Purchase

Automatic Investment Plan

Direct Deposit of Dividend and Capital Gain Distributions

Systematic Withdrawal Plan with Direct Deposit

Monthly Automatic Exchange between Funds

Telephone Redemption

Telephone Exchange

24 hour Automated Account Information (1-800-544-6547)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Family of Funds (1-800-227-5987)


                   Officers and Directors

                   ALBERT O. NICHOLAS, President and Director

                   ROBERT H. BOCK, Director

                   MELVIN L. SCHULTZ, Director

                   DAVID L. JOHNSON, Executive Vice President

                   THOMAS J. SAEGER, Executive Vice President and Secretary

                   DAVID O. NICHOLAS, Senior Vice President

                   LYNN S. NICHOLAS, Senior Vice President

                   JEFFREY T. MAY, Senior Vice President and Treasurer

                   MARK J. GIESE, Vice President

                   CANDACE L. LESAK, Vice President

                   KATHLEEN A. EVANS, Assistant Vice President

                         Investment Adviser
                        NICHOLAS COMPANY, INC.
                        Milwaukee, Wisconsin
                    414-272-6133 or 800-227-5987

                           Transfer Agent
                   FIRSTAR MUTUAL FUND SERVICES, LLC
                        Milwaukee, Wisconsin
                    414-276-0535 or 800-544-6547

                               Custodian
                 FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                        Cincinnati, Ohio

                               Auditors
                          ARTHUR ANDERSEN LLP
                          Milwaukee, Wisconsin

                               Counsel
                      MICHAEL, BEST & FRIEDRICH LLP
                          Milwaukee, Wisconsin
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        This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.